UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22467

Kayne Anderson Midstream/Energy Fund, Inc.

(Exact name of registrant as specified in charter)

811 Main Street, 14th Floor

Houston, Texas 77002

(Address of principal executive offices) (Zip code)

David Shladovsky, Esq.

KA Fund Advisors, LLC

811 Main Street, 14th Floor

Houston, Texas 77002

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 493-2020

Date of fiscal year end: November 30, 2015

Date of reporting period: February 28, 2015

Item 1.	Schedule of Investments.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2015

(amounts in 000’s, except numbers of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 145.2%
Equity Investments(1) — 129.7%
United States — 121.9%
Midstream Company(2) — 64.1%
Capital Product Partners L.P.(3)	721	$6,703
Capital Products Partners L.P. — Class B Units(3)(4)(5)	606	6,188
CenterPoint Energy, Inc.	235	4,886
Dynagas LNG Partners LP(3)	1,296	25,903
EnLink Midstream, LLC	108	3,603
GasLog Partners LP(3)	56	1,432
Golar LNG Partners LP (3)	1,005	26,243
Höegh LNG Partners LP(3)	319	7,155
Kinder Morgan, Inc.(6)	3,413	139,967
Kirby Corporation(6)(7)	25	1,927
KNOT Offshore Partners LP(3)	839	18,835
NiSource Inc.(6)	50	2,145
ONEOK, Inc.	819	36,232
Plains GP Holdings, L.P.(3)(8)	614	17,596
Plains GP Holdings, L.P.(3)(8)(9)	1,836	52,591
SemGroup Corporation(6)	77	5,953
Spectra Energy Corp.(6)	473	16,797
Targa Resources Corp.(6)	111	11,004
Teekay Corporation(6)	70	3,097
Teekay Offshore Partners L.P.(3)	602	13,216
VTTI Energy Partners LP(3)	326	8,438
The Williams Companies, Inc.(6)	2,063	101,190

		511,101

Midstream MLP(2)(10) — 47.5%
Antero Midstream Partners LP	131	3,411
Arc Logistics Partners LP	82	1,519
Buckeye Partners, L.P.(6)	135	10,491
Columbia Pipeline Partners LP(11)	61	1,700
CONE Midstream Partners LP	17	365
Crestwood Midstream Partners LP	1,067	15,978
CSI Compressco LP	47	809
DCP Midstream Partners, LP	384	15,288
Enbridge Energy Management, L.L.C.(6)(12)(13)	2,721	101,443
Energy Transfer Equity, L.P.	89	5,704
Energy Transfer Partners, L.P.(14)(15)	456	27,100
EnLink Midstream Partners, LP	409	10,995
Enterprise Products Partners L.P.(14)	498	16,589
Exterran Partners, L.P.	291	6,804
Global Partners LP	266	10,581
Holly Energy Partners, L.P.	144	4,775
MarkWest Energy Partners, L.P.(6)(8)	304	19,720
Midcoast Energy Partners, L.P.	142	2,186
ONEOK Partners, L.P.	479	20,032

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2015

(amounts in 000’s, except numbers of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Midstream MLP(2)(10) (continued)
Plains All American Pipeline, L.P.(8)	459	$22,895
QEP Midstream Partners, LP	38	616
Regency Energy Partners LP(15)	1,340	32,690
Shell Midstream Partners, L.P.	105	4,113
Sprague Resources LP	24	580
Summit Midstream Partners, LP	79	2,846
Targa Resources Partners LP	103	4,514
USA Compression Partners, LP	47	921
USD Partners LP	119	1,569
Western Gas Partners, LP(6)	91	6,307
Williams Partners L.P.	504	25,787

		378,328

Other Energy Company — 7.8%
Abengoa Yield plc	242	7,938
Dominion Resources, Inc.(6)	22	1,586
Enduro Royalty Trust	166	812
EQT Corporation	22	1,756
HollyFrontier Corporation(6)	125	5,503
Marathon Petroleum Corporation(6)	33	3,486
NRG Yield, Inc.(6)	58	2,991
PBF Energy Inc.(6)	62	1,933
Phillips 66(6)	263	20,604
Seadrill Partners LLC(3)	356	5,451
TerraForm Power, Inc.	42	1,452
Tesoro Corporation(6)	25	2,296
Valero Energy Corporation(6)	109	6,724

		62,532

Other — 1.4%
Navios Maritime Holdings Inc. — 8.625% Series H Preferred Shares	96	2,080
Seaspan Corporation — 7.95% Series D Preferred Shares	177	4,594
Seaspan Corporation — 8.25% Series E Preferred Shares	175	4,536

		11,210

Other MLP(10) — 1.1%
Foresight Energy LP	236	3,968
Mid-Con Energy Partners, LP	20	120
Suncoke Energy Partners, L.P.	177	4,493

		8,581

Total United States (Cost — $690,369)		971,752

Canada — 7.8%
Midstream Company(2) — 6.9%
AltaGas Ltd.	404	14,537
Enbridge Inc.(6)	498	23,141
Gibson Energy Inc.(14)	114	2,419
Inter Pipeline Ltd.	160	4,241
Pembina Pipeline Corporation	206	6,577
TransCanada Corporation	82	3,598

		54,513

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2015

(amounts in 000’s, except numbers of option contracts)

(UNAUDITED)

Description			No. of Shares/Units	Value
Other Energy Company — 0.9%
ARC Resources Ltd.(14)			114	$2,205
Baytex Energy Corp.(14)			119	1,940
Crescent Point Energy Corp.(14)			132	3,268

				7,413

Total Canada (Cost — $65,753)				61,926

Total Equity Investments (Cost — $756,122)				1,033,678

	Interest Rate	Maturity Date	Principal Amount	Value
Debt Instruments — 15.5%
United States — 15.2%
Upstream — 14.5%
American Eagle Energy Corporation(16)	11.000%	9/1/19	$4,800	2,064
American Energy-Woodford LLC	9.000	9/15/22	1,500	1,005
BlackBrush Oil & Gas, L.P.	(17)	7/30/21	12,700	10,287
California Resources Corporation	6.000	11/15/24	7,500	6,722
Canbriam Energy Inc.	9.750	11/15/19	2,250	2,250
Chief Oil & Gas LLC	(18)	8/8/21	6,000	5,610
CrownRock, L.P.	7.125	4/15/21	3,000	3,015
CrownRock, L.P.	7.750	2/15/23	3,875	4,011
Endeavor Energy Resources, L.P.	7.000	8/15/21	2,250	2,194
Energy & Exploration Partners, Inc.	(19)	1/22/19	997	848
Goodrich Petroleum Corporation	8.875	3/15/19	6,950	3,093
Halcón Resources Corporation	9.750	7/15/20	10,500	8,137
Jonah Energy LLC	(20)	5/29/21	3,000	2,640
Jupiter Resources Inc.	8.500	10/1/22	10,000	8,150
Laredo Petroleum, Inc.	9.500	2/15/19	2,500	2,612
Magnum Hunter Resources Corporation	9.750	5/15/20	13,900	12,440
Midstates Petroleum Company, Inc.	10.750	10/1/20	3,500	2,240
Midstates Petroleum Company, Inc.	9.250	6/1/21	6,750	4,269
Parsley Energy, Inc.	7.500	2/15/22	6,025	6,206
Resolute Energy Corporation	8.500	5/1/20	4,900	1,409
RKI Exploration & Production, LLC	8.500	8/1/21	14,605	13,948
RSP Permian, Inc.	6.625	10/1/22	1,200	1,214
Teine Energy Ltd.	6.875	9/30/22	2,500	2,237
Triangle USA Petroleum Corporation	6.750	7/15/22	800	660
Vantage Energy, LLC	(21)	12/31/18	8,930	7,948

				115,209

Midstream Company(2) — 0.4%
Stonewall Gas Gathering LLC	(22)	1/26/22	3,500	3,500

Other — 0.3%
Navios Maritime Holdings, Inc.	7.375	1/15/22	2,500	2,356

Total United States (Cost — $143,850)				121,065

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2015

(amounts in 000’s, except numbers of option contracts)

(UNAUDITED)

Description	Interest Rate	Maturity Date	Principal Amount	Value
Canada — 0.3%
Upstream — 0.3%
Athabasca Oil Corporation	7.500%	11/19/17	(23)	$2,606
Baytex Energy Corp.	5.625	6/1/24	$420	397

Total Canada (Cost — $2,954)				3,003

Total Debt Investments (Cost — $146,804)				124,068

Total Long-Term Investments (Cost — $902,926)				1,157,746

	Strike Price	Expiration Date	No. of Contracts	Value
Call Option Contracts Written(7)
United States
Midstream Company
Kinder Morgan, Inc.	$42.50	3/20/15	(2,180)	(33)
Kinder Morgan, Inc.	42.50	4/17/15	(1,000)	(43)
Kirby Corporation	85.00	3/20/15	(250)	(15)
NiSource Inc.	44.00	4/17/15	(200)	(15)
SemGroup Corporation	75.00	3/20/15	(250)	(78)
Spectra Energy Corp.	37.00	3/20/15	(1,100)	(19)
Targa Resources Corp.	100.00	3/20/15	(250)	(87)
Targa Resources Corp.	105.00	3/20/15	(130)	(10)
Targa Resources Corp.	110.00	3/20/15	(120)	(16)
Teekay Corporation	50.00	3/20/15	(250)	(5)
The Williams Companies, Inc.	47.00	3/20/15	(1,400)	(308)
The Williams Companies, Inc.	48.00	3/20/15	(700)	(98)
The Williams Companies, Inc.	49.00	3/20/15	(700)	(66)
The Williams Companies, Inc.	50.00	3/20/15	(700)	(39)

				(832)

Midstream MLP
Buckeye Partners, L.P.	80.00	3/20/15	(350)	(14)
Enbridge Energy Management, L.L.C.	40.00	3/20/15	(1,050)	(26)
MarkWest Energy Partners, L.P.	62.50	3/20/15	(400)	(144)
MarkWest Energy Partners, L.P.	65.00	3/20/15	(500)	(105)
MarkWest Energy Partners, L.P.	70.00	4/17/15	(420)	(45)
Western Gas Partners, LP	75.00	3/20/15	(100)	(2)
Western Gas Partners, LP	80.00	3/20/15	(100)	(1)

				(337)

Other Energy Company
Dominion Resources, Inc.	75.00	3/20/15	(110)	(3)
Dominion Resources, Inc.	77.50	3/20/15	(110)	(1)
HollyFrontier Corporation	42.00	3/20/15	(425)	(97)
HollyFrontier Corporation	43.00	3/20/15	(175)	(26)
HollyFrontier Corporation	43.00	4/17/15	(320)	(69)
HollyFrontier Corporation	44.00	4/17/15	(320)	(50)
Marathon Petroleum Corporation	105.00	3/20/15	(332)	(100)
NRG Yield, Inc.	55.00	4/17/15	(200)	(17)
PBF Energy Inc.	30.00	3/20/15	(460)	(118)
Phillips 66	75.00	3/20/15	(650)	(306)
Phillips 66	80.00	3/20/15	(900)	(130)
Tesoro Corporation	87.50	3/20/15	(125)	(75)
Tesoro Corporation	90.00	3/20/15	(125)	(52)
Valero Energy Corporation	55.00	3/20/15	(550)	(397)
Valero Energy Corporation	60.00	3/20/15	(360)	(99)
Valero Energy Corporation	62.50	3/20/15	(110)	(14)

				(1,554)

Total United States (Premium Received — $1,782)				(2,723)

Canada
Midstream Company
Enbridge Inc. (Premiums Received — $49)	50.00	4/17/15	(500)	(22)

Total Call Option Contracts Written (Premiums Received — $1,831)				(2,745)

Debt				(250,000)
Mandatory Redeemable Preferred Stock at Liquidation Value				(105,000)
Other Liabilities in Excess of Other Assets				(2,817)

Net Assets Applicable to Common Stockholders				$797,184

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2015

(amounts in 000’s, except numbers of option contracts)

(UNAUDITED)

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Securities are categorized as “Midstream” if they (i) derive at least 50% of their revenues or operating income from operating Midstream Assets or (ii) have Midstream Assets that represent the majority of their assets.

(3)	This company is structured like an MLP, but is not treated as a publicly-traded partnership for RIC qualification purposes.

(4)	Fair valued security, restricted from public sale.

(5)	Class B Units are convertible on a one-for-one basis into common units of Capital Product Partners L.P. (“CPLP”) and are senior to the common units in terms of liquidation preference and priority of distributions. The Class B Units pay quarterly cash distributions of $0.21375 per unit and are convertible at any time at the option of the holder. If CPLP increases the quarterly cash distribution per common unit, the distribution per Class B Unit will increase by an equal amount. If CPLP does not redeem the Class B Units by May 2022, then the distribution increases by 25% per quarter to a maximum of $0.33345 per unit. CPLP may require that the Class B Units convert into common units after May 2015 if the common unit price exceeds $11.70 per unit, and the Class B Units are callable after May 2017 at a price of $9.27 per unit and after May 2019 at $9.00 per unit.

(6)	Security or a portion thereof is segregated as collateral on option contracts written.

(7)	Security is non-income producing.

(8)	As of February 28, 2015, the Fund believes that it is an affiliate of MarkWest Energy Partners, L.P., Plains All American Pipeline, L.P. and Plains GP Holdings, L.P. (“Plains GP”).

(9)	The Fund holds an interest in Plains AAP, L.P. (“PAA GP”), which controls the general partner of Plains All American, L.P. The Fund’s ownership of PAA GP is exchangeable into shares of Plains GP (which trades on the NYSE under the ticker “PAGP”) on a one-for-one basis at the Fund’s option.
(10)	Unless otherwise noted, securities are treated as a publicly-traded partnership for regulated investment company (“RIC”) qualification purposes. To qualify as a RIC for tax purposes, the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as publicly-traded partnerships. The Fund had 24.3% of its total assets invested in publicly-traded partnerships at February 28, 2015. It is the Fund’s intention to be treated as a RIC for tax purposes.

(11)	Security is not currently paying cash distributions but is expected to pay cash distributions within the next 12 months.

(12)	Dividends are paid-in-kind.

(13)	Security is not treated as a publicly-traded partnership for RIC qualification purposes.

(14)	In lieu of cash distributions, the Fund has elected to receive distributions in additional units/stock through the issuer’s dividend reinvestment program.

(15)	On January 26, 2015, Regency Energy Partners LP entered into a definitive merger agreement with Energy Transfer Partners, L.P. The merger is expected to close in the second quarter of 2015.

(16)	On March 2, 2015, American Eagle Corporation (“American Eagle”) elected to utilize the 30-day grace period under its indenture with respect to the interest payment that was due. On April 2, 2015, American Eagle entered into a Forbearance Agreement with a group of noteholders (including Kayne Anderson), which expires on May 15, 2015, and made a partial interest payment. The Fund received $110 as its share of the partial interest payment. As of February 28, 2015, the Fund had $270 of accrued interest income. During the second fiscal quarter, the Fund established a $160 reserve against the accrual that exceeded the partial interest payment.

(17)	Floating rate second lien secured term loan. Security pays interest at a rate of LIBOR + 650 basis points with a 1.00% LIBOR floor (7.50% as of February 28, 2015).

(18)	Floating rate second lien secured term loan. Security pays interest at a rate of LIBOR + 650 basis points with a 1.00% LIBOR floor (7.50% as of February 28, 2015).

(19)	Floating rate second lien secured term loan. Security pays interest at a rate of LIBOR + 675 basis points with a 1.00% LIBOR floor (7.75% as of February 28, 2015).

(20)	Floating rate second lien secured term loan. Security pays interest at a rate of LIBOR + 650 basis points with a 1.00% LIBOR floor (7.50% as of February 28, 2015).

(21)	Floating rate second lien secured term loan. Security pays interest at a rate of LIBOR + 750 basis points with a 1.00% LIBOR floor (8.50% as of February 28, 2015).

(22)	Floating rate first lien secured term loan. Security pays interest at a rate of LIBOR + 775 basis points with a 1.00% LIBOR floor (8.75% as of February 28, 2015).

(23)	Principal amount is 3,600 Canadian dollars.

From time to time, certain of the Fund’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Fund’s investments have restrictions such as lock-up agreements that preclude the Fund from offering these securities for public sale.

At February 28, 2015, the Fund held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units, Principal ($) (in 000s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments
Equity Investments
Plains GP Holdings, L.P.(1)
Partnership Interests	(2)	(3)	1,836	$5,977	$52,591	$28.64	6.6%	4.5%
Senior Notes and Secured Term Loans(4)
American Eagle Energy Corporation	8/13/14	(5)	$4,800	4,759	2,064	n/a	0.3	0.2
American Energy-Woodford, LLC	9/11/14	(6)	1,500	1,441	1,005	n/a	0.1	0.1
Athabasca Oil Corporation	(2)	(5)	(7)	2,596	2,606	n/a	0.3	0.2
Baytex Energy Corp.	12/22/14	(5)	420	358	397	n/a	0.0	0.0
BlackBrush Oil & Gas, L.P.	7/21/14	(6)	12,700	12,609	10,287	n/a	1.3	0.9
California Resources Corporation	(2)	(5)	7,500	6,578	6,722	n/a	0.8	0.5
Canbriam Energy Inc.	11/10/14	(6)	2,250	2,120	2,250	n/a	0.3	0.2
Chief Oil & Gas LLC	(2)	(6)	6,000	5,793	5,610	n/a	0.7	0.5
CrownRock, L.P.	(2)	(6)	3,000	2,972	3,015	n/a	0.4	0.2
CrownRock, L.P.	2/3/15	(6)	3,875	3,818	4,011	n/a	0.5	0.3
Endeavor Energy Resources, L.P.	(2)	(6)	2,250	1,988	2,194	n/a	0.3	0.2
Energy & Exploration Partners, Inc.	12/22/14	(6)	997	719	848	n/a	0.1	0.1
Jonah Energy LLC	5/8/14	(6)	3,000	2,959	2,640	n/a	0.3	0.2
Jupiter Resources Inc.	9/11/14	(6)	10,000	9,596	8,150	n/a	1.0	0.7
Navios Maritime Holdings, Inc.	(2)	(5)	2,500	2,587	2,356	n/a	0.3	0.2
Parsley Energy, Inc.	(2)	(5)	6,025	6,138	6,206	n/a	0.8	0.5
RKI Exploration & Production, LLC	(2)	(6)	14,605	14,453	13,948	n/a	1.7	1.2
RSP Permian, Inc.	9/23/14	(5)	1,200	1,200	1,214	n/a	0.2	0.1
Stonewall Gas Gathering LLC	(2)	(6)	3,500	3,379	3,500	n/a	0.4	0.3
Teine Energy Ltd.	9/9/14	(6)	2,500	2,482	2,238	n/a	0.3	0.2
Triangle USA Petroleum Corporation	7/15/14	(5)	800	800	660	n/a	0.1	0.1
Vantage Energy, LLC	(2)	(6)	8,930	8,875	7,948	n/a	1.0	0.7

Total				$104,197	$142,460		17.8%	12.1%

Level 3 Investments
Capital Products Partners L.P.(8)
Class B Units	(2)	(5)	606	$4,431	$6,188	$10.21	0.8%	0.5%

Total of all restricted investments				$108,628	$148,648		18.6%	12.6%

(1)	The Fund values its investment in Plains AAP, L.P. (“PAA GP”) on an “as exchanged” basis based on the public market value of Plains GP Holdings, L.P. (“Plains GP”).

(2)	Security was acquired at various dates during the three months ended February 28, 2015 and/or in prior fiscal years.

(3)	The Fund’s investment in PAA GP is exchangeable into shares of Plains GP on a one-for-one basis at the Fund’s option. Upon exchange, the shares of Plains GP will be free of any restriction.

(4)	These securities have a fair market value determined by the mean of the bid and ask prices provided by an agent or a syndicate bank, a principal market maker or an independent pricing service. These securities have limited trading volume and are not listed on a national exchange.

(5)	Unregistered or restricted security of a publicly-traded company.

(6)	Unregistered security of a private company.

(7)	Principal amount is 3,600 Canadian dollars.

(8)	Capital Products Partners L.P. Class B Units are valued using inputs reflecting the Fund’s own assumptions.

At February 28, 2015, the cost basis of investments for federal income tax purposes was $922,482. At February 28, 2015, gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$286,251
Gross unrealized depreciation	(50,987)

Net unrealized appreciation	$235,264

The identified cost basis of federal tax purposes is estimated based on information available from the Fund’s portfolio companies. In some cases, this information is very limited. Accordingly, the actual cost basis may prove higher or lower than the estimated cost basis included above.

As required by the Fair Value Measurement and Disclosures of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC 820”), the Fund has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Fund has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Fund’s assets and liabilities measured at fair value on a recurring basis at February 28, 2015, and the Fund presents these assets and liabilities by security type and description on its Schedule of Investments. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$1,033,678	$974,899	$52,591	$6,188
Debt investments	124,068	—	124,068	—

Total assets at fair value	$1,157,746	$974,899	$176,659	$6,188

Liabilities at Fair Value
Call option contracts written	$2,745	$—	$2,745	$—

For the three months ended February 28, 2015, there were no transfers between Level 1 and Level 2.

The following table presents the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three months ended February 28, 2015.

Equity Investments
Balance — November 30, 2014	$52,527
Purchases	—
Issuances	—
Transfers out to Level 1 and 2	(47,169)
Realized gains (losses)	—
Unrealized gains, net	830

Balance — February 28, 2015	$6,188

The $830 of net unrealized gains relate to investments that were still held at February 28, 2015.

The transfers out of $47,169 relate to the Fund’s investment in Plains AAP, L.P. (“PAA GP”) that became marketable during the first quarter of fiscal 2015 when its 15-month lock-up expired.

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Fund.

The following table sets forth the fair value of the Fund’s derivative instruments:

Derivatives Not Accounted for as		Fair Value as of
Hedging Instruments	Statement of Assets and Liabilities Location	February 28, 2015
Call options written	Call option contracts written	$(2,745)

The following table sets forth the effect of the Fund’s derivative instruments on the Fund’s operations:

		For the Three Months Ended February 28, 2015
Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$1,162	$(1,337)

The Fund’s investments are concentrated in the energy sector. The focus of the Fund’s portfolio within the energy sector may present more risks than if the Fund’s portfolio were broadly diversified across numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Fund than on an investment company that does not focus on the energy sector. The performance of securities in the energy sector may lag the performance of other industries or the broader market as a whole. Additionally, to the extent that the Fund invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At February 28, 2015, the Fund had the following investment concentrations:

Category	Percent of Long-Term Investments
Securities of energy companies	98.8%
Equity securities	89.3%
Debt securities	10.7%
Securities of MLPs(1)	33.4%
Largest single issuer	12.1%
Restricted securities	12.8%

(1)	Securities of MLPs consist of entities that are structured as limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes, and their affiliates.

Securities valuation policies and other investment related disclosures are hereby incorporated by reference to the Fund’s annual report previously filed with the Securities and Exchange Commission on form N-CSR on January 29, 2015 with a file number 811-22467.

Other information regarding the Fund is available in the Fund’s most recent annual report. This information is also available on the Fund’s website at www.kaynefunds.com; or on the website of the Securities and Exchange Commission at www.sec.gov.

Item 2.	Controls and Procedures.

(a)  As of a date within 90 days of the filing date of this report, the principal executive officer and the principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

The certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are filed as exhibits to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

/S/ KEVIN S. MCCARTHY
Name:	Kevin S. McCarthy
Title:	Chairman of the Board of Directors, President and Chief Executive Officer
Date:	April 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

/S/ KEVIN S. MCCARTHY
Name:	Kevin S. McCarthy
Title:	Chairman of the Board of Directors, President and Chief Executive Officer
Date:	April 28, 2015

/S/ TERRY A. HART
Name:	Terry A. Hart
Title:	Chief Financial Officer and Treasurer
Date:	April 28, 2015